October 22, 2018

BNY MELLON FUNDS TRUST

BNY Mellon Mid Cap Multi-Strategy Fund

Supplement to Prospectus

dated December 29, 2017

All of the information referenced below is effective as of October 22, 2018.

The following information supersedes and replaces any contrary information contained in the section of the Fund's prospectus entitled "Fund Summary – BNY Mellon Mid Cap Multi-Strategy Fund – Portfolio Management":

Investment decisions for the Geneva Mid Cap Growth Strategy have been made since March 2013 by William A. Priebe, CFA and William Scott Priebe, and since July 2017 by José Muñoz, CFA. Mr. William A. Priebe is a portfolio manager at GCM, of which he is a co-founder. Mr. William Scott Priebe is a portfolio manager at GCM. Mr. Muñoz is a portfolio manager at GCM. Each member of the GCM investment team is responsible for both research and portfolio management functions.

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The following information supersedes and replaces any contrary information contained in the sections of the Fund's prospectus entitled "Fund Details – Management – Portfolio Managers – BNY Mellon Mid Cap Multi-Strategy Fund," and "– Biographical Information":

BNY Mellon Mid Cap Multi-Strategy Fund's primary portfolio managers with respect to the portion of the fund's assets invested in the Geneva Mid Cap Growth Strategy are William A. Priebe, William Scott Priebe and José Muñoz.